SECURITIES AND EXCHANGE COMMISSION
                     Washington D.C. 20549



                          FORM 8-K


                       CURRENT REPORT

            PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934



                 Commission file Number 1-7276



Date of Report (Date of earliest event reported) August 16, 2001

                     EXOLON-ESK COMPANY
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(Exact name of registrant as specified in its charter)



            DELAWARE                         16-0427000
      ----------------------                --------------
   (State or other jurisdiction of        (I.R.S. Employer
   incorporation or organization)         Identification No.)



1000 EAST NIAGARA STREET, PO BOX 590, TONAWANDA, NY  14150
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(Address of principal executive offices)       (Zip Code)


                         (716) 693-4550
       -----------------------------------------------
     (Registrant's telephone number, including area code)



                          NOT APPLICABLE
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      (Former name, former address and former fiscal year,
                   if changed since last report)



Item 5.   Other Events

On August 16, 2001, Exolon-ESK Company (the "Company") issued the attached press release with respect to the Merger by the Company, Washington Mills Company, Inc.("Washington Mills"), and EXL Acquisition Corp, a wholly-owned subsidiary of Washington Mills, Company will be the surviving entity.

Item 7.   (c)  Exhibits

Text of press release dated August 16, 2001.


SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

EXOLON-ESK COMPANY


Date: August 16, 2001         By/s/ J. Fred Silver
                                    ---------------
                                    J. Fred Silver
                                    President and
                                    Chief Executive Officer